UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2020
____________________

ROSEHILL RESOURCES INC.
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37712	90-1184262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16200 Park Row, Suite 300
Houston, Texas, 77084
(Address of principal executive offices, including zip code)

(281) 675-3400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ROSE	The NASDAQ Capital Market
Class A Common Stock Public Warrants	ROSEW	The NASDAQ Capital Market
Class A Common Stock Public Units	ROSEU	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 29, 2020, Rosehill Resources Inc. (the “Company”) and Rosehill Operating Company, LLC (“Rosehill Operating”), its direct subsidiary, entered into a letter agreement (the “Forbearance Extension”) with (i) certain Lenders, constituting not less than the Required Lenders under the Amended and Restated Credit Agreement, dated as of March 28, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among the Company, Rosehill Operating and JPMorgan Chase Bank, N.A., as issuing bank and administrative agent (in such capacity “JP Morgan”) and the Lenders from time to time party thereto, and (ii) JP Morgan (collectively, the “Forbearing Parties”).

Pursuant to the Forbearance Extension, the Forbearing Parties have amended that certain Forbearance Agreement, dated as of May 4, 2020 among the Forbearing Parties (the “Forbearance Agreement”) by extending the milestone to enter into a Restructuring Term Sheet (as defined in the Forbearance Agreement) by a period of seven days, from May 29, 2020 to June 5, 2020. As a condition to the Forbearance Extension, the Company and Rosehill Operating have agreed that all settlement payments and other net cash proceeds received in respect of any swap agreement shall be applied to the prepayment of Borrowings (as defined in the Credit Agreement) then outstanding under the Credit Agreement.

The above descriptions of the terms of the Forbearance Extension do not purport to be complete and are qualified in their entirety by the full text of the Forbearance Extension, which is attached as an exhibit hereto and incorporated herein by reference. Capitalized terms used by not defined herein have the meaning set forth in the Forbearance Agreement.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to the entry into a Restructuring Term Sheet. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. While the Company makes these statements in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise, except as required by law.

Exhibit No.	Description
10.1	Letter Agreement, dated May 29, 2020, among the Company, Rosehill Operating, the financial institutions party thereto as Lenders and constituting not less than the Required Lenders and JP Morgan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSEHILL RESOURCES INC.

Date:	June 1, 2020	By:	/s/ R. Craig Owen
		Name:	R. Craig Owen
		Title:	Senior Vice President and Chief Financial Officer